Intangible assets	12 Months Ended
Dec. 31, 2020
Intangible assets
Intangible assets

13 Intangible assets

	Note	Goodwill	IT software	Total
		£ 000	£ 000	£ 000
Cost or valuation
At January 1, 2019		—	56	56
Additions		—	575	575
Acquired through business combinations	14	1,473	51	1,524
At December 31, 2019		1,473	682	2,155
Additions		—	233	233
At December 31, 2020		1,473	915	2,388
Amortisation
At January 1, 2019		—	25	25
Amortisation charge		—	70	70
At December 31, 2019		—	95	95
Amortisation charge		—	263	263
At December 31, 2020		—	358	358
Net book value
At December 31, 2020		1,473	557	2,030
At December 31, 2019		1,473	587	2,060
At January 1, 2019		—	31	31

The amortisation charge of £263,000 (2019: 70,000) is shown in Administrative expenses.

All intangible assets are attributable to the UK.

The goodwill was recognised on the acquisition of Vertical Advanced Engineering Ltd in July 2019. See note 14 Business combinations.

IT software is third party software licences which includes perpetual licences and implementation costs.

Included within IT software are product lifecycle management software licences with a carrying value of £263,000 (2019: £406,000) and a remaining useful life of 22 months (2019: 34 months).

There was no indication of impairment of the software or goodwill during the year. The carrying amounts of the software was reviewed at the reporting date and management determined that there were no indicators of impairment.

When performing the impairment testing for goodwill, management views the business as one cash generating unit (‘CGU’) being the commercialization and development of eVTOLs. The recoverable amount for the CGU was determined as its fair value less costs of disposal. The key assumption on which management has based its impairment assessment in the fair value of level 2 equity instruments which approximate to the value of the CGU — based on recent transactions and potential future transactions of the Group’s level 2 equity instruments.